UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Amendment and Restatement

Apollo Commercial Real Estate Finance, Inc. (the “Company”) has filed Articles Supplementary, classifying 3,450,000 shares of the Company’s authorized preferred stock as Series A Preferred Stock (the “Articles Supplementary”), with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary became effective on July 30, 2012. A description of the material terms of the Series A Preferred Stock, as contained within the Articles Supplementary, is set forth below.

The Company:	Apollo Commercial Real Estate Finance, Inc.

Number of shares of Series A

Preferred Stock Classified:	3,450,000

Maturity:	Perpetual (unless repurchased or redeemed by the Company on or after August 1, 2017, pursuant to its special optional redemption right or under circumstances intended to preserve the Company’s qualification as a real estate investment trust or converted by a holder in connection with a Change of Control (defined below)).

Liquidation Preference:	$25.00 per share, plus accrued and unpaid dividends.

Dividend:	8.625% per annum (or $2.15625 per annum per share), accruing from August 1, 2012

Dividend Payment Dates:	January 15, April 15, July 15 and October 15, beginning on October 15, 2012

Conversion:	Upon the occurrence of a Change of Control (defined below), holders of Series A Preferred Stock will have the right, unless, prior to the applicable Change of Control Conversion Date, the Corporation has provided written notice of redemption of such shares of Series A Preferred Stock, to convert some or all of their shares into a number of shares of the Company’s common stock equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accumulated and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date, except if such Change of Control Conversion Date is after a record date fixed for a Series A Preferred Stock dividend and prior to the corresponding Series A Dividend Payment Date, in which case no amount for such accrued and unpaid dividend will be included in such sum, by (ii) the Common Stock Price, and (B) 3.012 (the “Share Cap”). If the Company exercises its Special Redemption Right in connection with a Change of Control before the applicable conversion date, holders of Series A Preferred Stock will not have any Change of Control conversion right so long as the applicable Special Redemption Price is paid on the Change of Control Conversion Date in accordance with the terms of the Company’s charter.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a Common Stock dividend), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.

Subject to pro rata adjustments for any stock splits or combinations with respect to the Company’s common stock, the aggregate number of shares of common stock issuable in connection with the exercise of the conversion right may not exceed 10,391,400 shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase on a pro rata basis if the number of authorized shares of Series A Preferred Stock increases after the Series A Original Issue Date.

Change of Control:	A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series A Preferred Stock when the following has occurred:

(i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company’s capital stock entitling that person to exercise more than 50% of the total voting power of all shares of the Company’s capital stock entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii) following the closing of any transaction referred to in clause (i) above, neither the Company nor the acquiring or surviving entity, as applicable, has a class of common securities (or American Depositary Receipts representing such common securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT (the “NYSE MKT”) or the NASDAQ Stock Market (the “NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or the NASDAQ.

Optional Redemption:	On or after August 1, 2017, the Company, upon notice, may redeem the Series A Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends (whether or not declared) to, but not including, the redemption date.

Special Optional Redemption:	Upon the occurrence of a Change of Control, the Company will have the option, upon notice, to redeem the Series A Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends on (whether or not declared) to, but not including, the redemption date.

The preceding description is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 30, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 3.3 to the Company’s Form 8-A filed on July 30, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012	Apollo Commercial Real Estate Finance, Inc.

	By:	/s/ Stuart A. Rothstein
Name: Stuart A. Rothstein
Title: President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (incorporated by reference to Exhibit 3.3 to the Company’s Form 8-A filed on July 30, 2012).